[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[165,080,000] (APPROXIMATE)
                              TERWIN MORTGAGE TRUST
                           ASSET-BACKED CERTIFICATES,
                              SERIES TMTS 2003-2HE

                             [THE WINTER GROUP LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                                WACHOVIA BANK NA
                             TRUSTEE/MASTER SERVICER

                                  JULY 18,2003

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE
--------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE
--------------------------------------------------------------------------------

                                   TERM SHEET
                                  JULY 18, 2003

                              TERWIN MORTGAGE TRUST
                           ASSET-BACKED CERTIFICATES,
                              SERIES TMTS 2003-2HE

                           $165,080,000 (APPROXIMATE)
                              SUBJECT TO REVISION

------------------------------------------------------------------------------------------------------------------------------------
                                                            PAYMENT                           EXPECTED   STATED
                                             WAL (YRS)      WINDOW                              FINAL    FINAL
              APPROX                         (CALL(4)/     (CALL(4)/    PAYMENT    INTEREST   MATURITY  MATURITY   EXPECTED RATINGS
  CLASS       SIZE ($)         COUPON        MATURITY)     MATURITY)     DELAY      ACCRUAL     (4)       (5)         (FITC/S&P)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A     145,338,000  LIBOR + [](1),(2)   3.03/3.30     1-103/1-226     0      Actual/360   2/2012    7/2034        [AAA/AAA]
------------------------------------------------------------------------------------------------------------------------------------
CLASS M-1     9,661,000  LIBOR + [](1),(3)   5.59/6.14   37-103/37-176     0      Actual/360   2/2012    7/2034         [AA/AA]
------------------------------------------------------------------------------------------------------------------------------------
CLASS M-2     5,040,000  LIBOR + [](1),(3)   5.58/6.01   37-103/37-153     0      Actual/360   2/2012    7/2034          [A/A]
------------------------------------------------------------------------------------------------------------------------------------
CLASS B       5,041,000      6.00%(1)        5.54/5.70   37-103/37-131    24        30/360     2/2012    7/2034        [BBB/BBB]
------------------------------------------------------------------------------------------------------------------------------------
TOTAL
OFFERED:    165,080,000
------------------------------------------------------------------------------------------------------------------------------------

1) Subject to the Available Funds Cap and the Maximum Rate Cap.

2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A Certificates will increase to 2x its margin with respect to each subsequent Distribution Date.

3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-l and Class M-2 Certificates will increase to 1.5x their respective margins with respect to each subsequent Distribution Date.

4) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 28% CPR for the adjustable rate collateral. Assumes 10% call.

5) Assumes latest maturity date of Mortgage Loans plus one year

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE
--------------------------------------------------------------------------------

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                        212-449-3659     ssoltas@exchange.ml.com
Charles Sorrentino                  212-449-3659     csorrentino@exchange.ml.com
Brian Stoker                        212-449-3659     bstoker@exchange.ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                         212-449-0752     mwhalen@exchange.ml.com
Paul Park                           212-449-6380     ppark@exchange.ml.com
Ted Bouloukos                       212-449-5029     tbouloukos@exchange.ml.com
Fred Hubert                         212-449-5071     fhubert@exchange.ml.com
Alan Chan                           212-449-8140     alanchan@exchange.ml.com
Alice Chang                         212-449-1701     achangl@exchange.ml.com
Amanda DeZutter                     212-449-0425     adezutter@exchange.ml.com

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE
--------------------------------------------------------------------------------

TITLE OF OFFERED CERTIFICATES

Terwin Mortgage Trust Asset-Backed Certificates, TMTS Series 2003-2HE

Class A Certificates,

Class M-l and Class M-2 Certificates (collectively, the "Class M Certificates"),

Class B Certificates

UNDERWRITERS

Merrill Lynch, Pierce, Fenner & Smith Incorporated, Terwin Capital, LLC

SELLER

Terwin Advisors LLC

SERVICER

Litton Loan Servicing, LP

TRUSTEE/MASTER SERVICER

Wachovia Bank NA

CUT-OFF DATE

July 1,2003

PRICING DATE

On or about July 22,2003

CLOSING DATE

On or about August 5,2003

DISTRIBUTION DATES

Distribution of principal and interest on the certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in August 2003.

ERISA CONSIDERATIONS

The offered certificates will be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT

The offered certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS

For federal income tax purposes, the Trust Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION

The Servicer has the option to terminate the trust when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.

MORTGAGE LOANS

The mortgage pool will consist of fixed rate and adjustable rate, first lien, sub-prime mortgage loans ("Mortgage Loans") having an aggregate stated principal balance as of the Cut-Off Date of approximately [$168,020,912] acquired under the The Winter Group Underwriting Guidelines or purchased per Sellers' guidelines and will be serviced by Litton Loan Servicing, L.P.

TOTAL DEAL SIZE

Approximately $165,080,000

ADMINISTRATIVE FEES

The Servicer and Trustee will be paid fees aggregating approximately [51] bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE
--------------------------------------------------------------------------------

CREDIT ENHANCEMENTS

1. Mortgage Insurance

2. Excess interest

3. Over-Collateralization

4. Subordination

MORTGAGE INSURANCE

As of the cut-off date, approximately 9.54% and 4.08% of the mortgage loans will be covered by borrower paid mortgage insurance and lender paid mortgage insurance, respectively.

EXCESS INTEREST

Excess interest cashflow will be available as credit enhancement.

OVER-COLLATERALIZATION

The over-collateralization ("O/C") amount is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Offered Certificates. On the Closing Date, the over-collateralization amount will equal approximately 1.75% of the aggregate principal balance of the Mortgage Loans. The trust fund will apply some or all of the Excess Interest as principal payments on the senior certificates until the overcollateralization target is reached, resulting in a limited acceleration of principal of the certificates relative to the mortgage loans. Once the over-collateralization target amount is reached, the acceleration feature will cease, unless it becomes necessary again to maintain the over-collateralization target amount (i.e., 1.75% of the aggregate principal balance of the Mortgage Loans as of the Closing Date).

Initial: 1.75% of original balance

Target: 1.75% of original balance before stepdown (3.50% of currrent balance after stepdown)

Floor: 0.50% of original balance

SUBORDINATION:
(1) includes OC target

 CLASSES        RATING (F/S)       SUBORDINATION(1)
 -------        ------------       ----------------
Class A          [AAA/AAA]              13.50%
Class M-l         [AA/AA]                7.75%
Class M-2          [A/A]                 4.75%
Class B          [BBB/BBB]               1.75%

CLASS SIZES:

 CLASSES        RATING (F/S)         CLASS SIZES
 -------        ------------         -----------
Class A          [AAA/AAA]              86.50%
Class M-l         [AA/AA]                5.75%
Class M-2          [A/A]                 3.00%
Class B          [BBB/BBB]               3.00%

INTEREST ACCRUAL

For the Class A, Class M-l and Class M-2 Certificates, interest will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date. For Class B Certificates, interest will accrue during the calendar month preceding the month of distribution.

COUPON STEP UP

If the 10% clean-up call for the Certificates is not exercised on the first distribution date on which it is exercisable, (i) the margin on the Class A Certificates will increase to 2x its margin, and (ii) the margins on the Class M-l and Class M-2 Certificates will increase to 1.5x their respective margins, in both cases on the following Distribution Dates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE
--------------------------------------------------------------------------------

AVAILABLE FUNDS CAP

The pass-through rates of the Class A, Class M-l, and Class M-2, and Class B Certificates will be subject to the "Available Funds Cap" which is a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date plus any 1ML Cap flows, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period. For Class A, Class M-l, and Class M2 Certificates such rate is multiplied by 30 and divided by the actual number of days in the related accrual period. "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the Administrative Fees and Mortgage Insurance Fees.

1ML CAP

The trust fund will own a one-month LIBOR Cap contract purchased for the benefit of the offered certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR exceeds the lower collar with respect to such Distribution Date shown in the table appearing on page 20. Payments received on the cap contract will be available to pay interest to the holders of the offered certificates, up to the amount of interest shortfalls on such certificates at rates in excess of the Available Funds Cap, as described herein.

MAXIMUM RATE CAP

The pass-through rate of the Certificates will also be subject to the "Maximum Rate Cap", which is a per annum rate equal to the weighted average of the net maximum lifetime mortgage rates on the adjustable rate mortgage loans and Net Mortgage Rates on the fixed rate mortgage loans. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

SHORTFALL REIMBURSEMENT

If on any Distribution Date the pass-through rate is limited by the Available Funds Cap, the amount of additional interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the Maximum Rate Cap and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis, as described below in the "Cashflow Priority" section. No such Carryover will be paid once the Certificate principal balance has been reduced to zero.

CASHFLOW PRIORITY
<Preliminary and Subject to Revision>

1. Repayment of any unreimbursed Servicer advances.

2. Servicing Fees, Trustee Fees and Mortgage Insurance Fees.

3. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, to the Class A Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-l Certificates, then to the Class M-2 Certificates, and then to the Class B Certificates.

4. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-l Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class B Certificates, in each case as described under "PRINCIPAL PAYDOWN."

5. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

6. Excess interest to pay subordinate principal shortfalls.

7. Excess interest to pay Carryover resulting from imposition of the Available Funds Cap(1).

8. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates(1).

(1.) Amounts received on the 1ML Cap will be available only to make payments described in items 7 and 8 above

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE
--------------------------------------------------------------------------------

PRINCIPAL PAYDOWN
IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

         All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates.

         After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amount referred to above will be distributed sequentially to the Class M-1, Class M-2, Class B Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class B Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

CLASS A                         27.00%
CLASS M-1                       15.50%
CLASS M-2                        9.50%
CLASS B                          3.50%

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)       The Distribution Date is on or after the August 2006 Distribution Date;
         and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)     A Step Down Loss Trigger Event does not exist.

SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE

The first Distribution Date on which the Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates and the O/C amount divided by the aggregate stated principal balance of the Mortgage Loans) is greater than or equal to the Senior Specified Enhancement Percentage (including O/C), which is equal to two times the initial AAA subordination percentage.

SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

27.00%
or
13.50%*2

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE
--------------------------------------------------------------------------------

STEP DOWN LOSS TRIGGER EVENT
<Preliminary and Subject to Revision>

The situation that exists with respect to any Distribution Date after the Stepdown Date, if (a) the quotient of (1) the aggregate Stated Principal Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [42.50%] and (ii) the Required Percentage or (b) the quotient (expressed as a percentage) of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss Percentage.

DISTRIBUTION DATE OCCURRING                      REQUIRED LOSS PERCENTAGE
---------------------------                      ------------------------
August 2006 - July 2007            [TBD] with respect to August 2006, plus an additional
                                   1/12th of [TBD] for each month thereafter
August 2007 - July 2008            [TBD] with respect to August 2007, plus an additional
                                   1/12th of [TBD] for each month thereafter
August 2008 - July 2009            [TBD] with respect to August 2008, plus an additional
                                   1/12th of [TBD] for each month thereafter
August 2009 and thereafter         [TBD]

                      (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS

The Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES

The following tables describe the mortgage loans and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE
--------------------------------------------------------------------------------

-----------------------------------------------------------------------
Aggregate Outstanding Principal Balance                $    168,020,912
Aggregate Original Principal Balance                   $    168,219,820
Number of Mortgage Loans                                            853
-----------------------------------------------------------------------

----------------------------------------------------------------------------------
                                    MINIMUM          MAXIMUM            AVERAGE(1)
                                    -------          -------            ----------
Original Principal Balance          $19,800        $1,000,000            $197,210
Outstanding Principal Balance       $19,765        $1,000,000            $196,976
----------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                    MINIMUM          MAXIMUM        WEIGHTED AVERAGE(2)
                                    -------          -------        -------------------
Original Term (mos)                    180              360                  341
Stated remaining Term (mos)            173              360                  338
Loan Age (mos)                           0               24                    3
Current Interest Rate                3.875%          11.780%               7.526%
Initial Interest Rate Cap(4)         1.000%           5.000%               3.062%
Periodic Rate Cap(4)                 1.000%           1.000%               1.000%
Gross Margin(4)                      2.125%          10.660%               5.477%
Maximum Mortgage Rate(4)             9.375%          17.780%              13.088%
Minimum Mortgage Rate(4)             4.375%          11.780%               7.090%
Months to Roll(4)                        1               58                   25
Original Loan-to-Value               17.88%          100.00%               79.48%
Credit Score(3)                        502              793                  643
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------
                                                EARLIEST           LATEST
                                                --------           ------
Maturity Date                                 December 2017       July 2033
---------------------------------------------------------------------------

---------------------------------------------------------------
                                                    PERCENT OF
LIEN POSITION                                     MORTGAGE POOL
-------------                                     -------------
  1st Lien                                           100.00%
---------------------------------------------------------------

---------------------------------------------------------------
                                                   PERCENT OF
OCCUPANCY                                         MORTGAGE POOL
---------                                         -------------
 Primary                                             84.06%
 Second Home                                          2.62
 Investment                                          13.32
---------------------------------------------------------------

---------------------------------------------------------------
                                                    PERCENT OF
LOAN TYPE                                         MORTGAGE POOL
---------                                         -------------
 Fixed Rate                                           56.17%
 ARM                                                  43.83
---------------------------------------------------------------

----------------------------------------------------
                                        PERCENT OF
YEAR OF ORIGINATION                    MORTGAGE POOL
-------------------                    -------------
       2001                                 0.15%
       2002                                 7.13
       2003                                92.72
----------------------------------------------------

----------------------------------------------------
                                        PERCENT OF
    LOAN PURPOSE                      MORTGAGE POOL
    ------------                      -------------
Purchase                                   44.63%
Refinance - Rate Term                      14.01
Refinance - Cashout                        41.35
----------------------------------------------------

---------------------------------------------------
                                       PERCENT OF
PROPERTY TYPE                         MORTGAGE POOL
-------------                         -------------
Single Family Residence                   59.62%
Townhouse                                  0.07
Condo                                      5.59
2-4 Family                                18.96
PUD                                       13.68
Manufactured Housing                       2.07
---------------------------------------------------

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans Only

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE
--------------------------------------------------------------------------------

MORTGAGE RATES

-----------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE
                               NUMBER        PRINCIPAL      PERCENT OF     WEIGHTED     WEIGHTED
                             OF MORTGAGE      BALANCE        MORTGAGE       AVERAGE     AVERAGE     AVERAGE     ORIGINAL    FULL
RANGE OF MORTGAGE RATES        LOANS        OUTSTANDING        POOL         COUPON        FICO      BALANCE       LTV       DOC
-----------------------------------------------------------------------------------------------------------------------------------
5.500% or less                    8        $  2,526,834        1 .50%        4.956%        702      $315,854       70.89%    53.08%
5.501% to 6.000%                 13           4,377,130         2.61         5.855         704       336,702       69.94      9.04
6.001% to 6.500%                 71          20,906,455        12.44         6.348         649       294,457       73.23     44.43
6.501% to 7.000%                138          30,093,758        17.91         6.845         640       218,071       77.09     46.55
7.001% to 7.500%                147          35,780,905        21.30         7.349         654       243,408       77.68     33.62
7.501% to 8.000%                172          31,974,749        19.03         7.796         635       185,900       82.57     47.66
8.001% to 8.500%                125          20,307,467        12.09         8.330         639       162,460       84.69     42.17
8.501% to 9.000%                 71          11,538,825         6.87         8.783         629       162,519       85.53     38.85
9.001% to 9.500%                 34           3,932,329         2.34         9.283         617       115,657       82.33     63.89
9.501% to 10.000%                30           2,630,990         1.57         9.832         601        87,700       84.68     35.50
10.001% to 10.500%               11             993,430         0.59        10.352         592        90,312       86.44     62.50
10.501% to 11.000%               26           2,420,862         1.44        10.802         589        93,110       87.45     32.77
11.001% to 11.500%                5             400,280         0.24        11.306         619        80,056       92.05    100.00
11.501% to 12.000%                2             136,900         0.08        11.681         684        68,450       78.41     65.85
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          853        $168,020,912       100.00%        7.526%        643      $196,976       79.48%    42.08%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 3.875% per annum to 11.780% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.526% per annum.

REMAINING MONTHS TO STATED MATURITY

----------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE
    RANGE OF                    NUMBER       PRINCIPAL     PERCENT OF     WEIGHTED     WEIGHTED
REMAINING MONTHS             OF MORTGAGE      BALANCE       MORTGAGE      AVERAGE       AVERAGE     AVERAGE     ORIGINAL    FULL
TO STATED MATURITY              LOANS       OUTSTANDING       POOL         COUPON        FICO       BALANCE       LTV       DOC
----------------------------------------------------------------------------------------------------------------------------------
169 to 180                       111       $ 17,053,333       10.15%       7.972%         646      $ 153,634      77.90%    39.75%
229 to 240                         3            413,868        0.25        6.819          687        137,956      75.57     18.34
325 to 336                         1            191,113        0.11        9.250          593        191,113      94.98    100.00
337 to 348                         9          1,037,361        0.62        9.224          637        115,262      87.68     43.26
349 to 360                       729        149,325,237       88.87        7.463          642        204,836      79.59     42.33
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           853       $168,020,912      100.00%       7.526%         643      $ 196,976      79.48%   42.08%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 338 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

----------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE
        RANGE OF               NUMBER        PRINCIPAL      PERCENT OF     WEIGHTED     WEIGHTED
ORIGINAL MORTGAGE LOAN       OF MORTGAGE      BALANCE        MORTGAGE       AVERAGE      AVERAGE     AVERAGE     ORIGINAL   FULL
  PRINCIPAL BALANCE             LOANS       OUTSTANDING        POOL         COUPON        FICO       BALANCE       LTV      DOC
----------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                    46      $  1,895,723         1.13%        9.495%        611      $  41,211     79.42%    67.38%
$50,001 to $100,000               197        14,904,642         8.87         8.254         625         75,658     79.81     54.29
$100,001 to $150,000              182        22,595,980        13.45         7.868         634        124,154     82.29     45.07
$150,001 to $200,000              133        22,964,946        13.67         7.632         632        172,669     81.92     44.84
$200,001 to $250,000               84        18,898,587        11.25         7.401         638        224,983     80.27     39.77
$250,001 to $300,000               48        13,109,903         7.80         7.472         616        273,123     81.21     59.95
$300,001 to $350,000               46        14,960,896         8.90         7.393         637        325,237     78.33     50.35
$350,001 to $400,000               30        11,380,799         6.77         7.478         658        379,360     80.10     29.91
$400,001 to $450,000               22         9,407,641         5.60         7.328         671        427,620     78.50     40.80
$450,001 to $500,000               25        11,843,784         7.05         7.134         685        473,751     78.16     19.56
$500,001 to $550,000                9         4,773,589         2.84         7.492         661        530,399     75.78     22.35
$550,001 to $600,000               11         6,345,469         3.78         7.147         646        576,861     73.06     27.15
$600,001 to $650,000                8         5,061,955         3.01         6.950         644        632,744     77.63     62.40
$650,001 to $700,000                3         2,091,307         1.24         6.959         688        697,102     75.37     33.22
$700,001 to $750,000                2         1,457,500         0.87         6.256         655        728,750     75.08     50.77
$750,001 to $800,000                2         1,562,140         0.93         7.376         663        781,070     75.07      0.00
$850,001 to $900,000                1           899,381         0.54         7.875         639        899,381     75.00      0.00
$900,001 to $950,000                1           908,611         0.54         7.375         701        908,611     70.00      0.00
$950,001 to $1,000,000              3         2,958,058         1.76         6.149         656        986,019     71.07     33.76
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            853      $168,020,912       100.00%        7.526%        643      $ 196,976     79.48%    42.08%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $19,765 to approximately $1,000,000 and the average outstanding principal balance of the Mortgage Loans was approximately $196,976.

PRODUCT TYPES

----------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE
                               NUMBER        PRINCIPAL      PERCENT OF     WEIGHTED     WEIGHTED
                             OF MORTGAGE      BALANCE        MORTGAGE       AVERAGE      AVERAGE     AVERAGE     ORIGINAL   FULL
   PRODUCT TYPES                LOANS       OUTSTANDING        POOL         COUPON        FICO       BALANCE       LTV      DOC
----------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed Loans              29        $  3,517,852       2.09%        7.245%         635       $ 121,305     70.96%    73.31%
20 Year Fixed Loans               3             413,868       0.25         6.819          687         137,956     75.57     18.34
30 Year Fixed Loans             399          76,908,135      45.77         7.552          647         192,752     81.11     45.23
15/30 Balloon Loans              82          13,535,482       8.06         8.161          649         165,067     79.70     31.03
6 Month LIBOR Loans               5           2,647,817       1.58         5.742          684         529,563     64.52      0.00
2/28 LIBOR Loans                279          58,024,849      34.53         7.490          635         207,974     78.95     40.49
3/27 LIBOR Loans                 36           7,624,492       4.54         7.275          611         211,791     78.80     66.69
5/25 LIBOR Loans                 20           5,348,417       3.18         7.405          666         267,421     75.56      8.93
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          853        $168,020,912     100.00%        7.526%         643       $ 196,976     79.48%    42.08%
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE
--------------------------------------------------------------------------------

ADJUSTMENT TYPE

----------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE
                               NUMBER        PRINCIPAL      PERCENT OF     WEIGHTED     WEIGHTED
                             OF MORTGAGE      BALANCE        MORTGAGE       AVERAGE      AVERAGE     AVERAGE     ORIGINAL   FULL
  ADJUSTMENT TYPE               LOANS       OUTSTANDING        POOL         COUPON        FICO       BALANCE       LTV      DOC
----------------------------------------------------------------------------------------------------------------------------------
ARM                              340       $ 73,645,576       43.83%        7.399%        637       $ 216,605      78.17%   39.45%
Fixed Rate                       513         94,375,336       56.17         7.625         647         183,968      80.50    44.13
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           853       $168,020,912      100.00%        7.526%        643       $ 196,976      79.48%   42.08%
----------------------------------------------------------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

---------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE
                               NUMBER        PRINCIPAL      PERCENT OF     WEIGHTED     WEIGHTED
                             OF MORTGAGE      BALANCE        MORTGAGE       AVERAGE      AVERAGE     AVERAGE     ORIGINAL   FULL
      STATE                     LOANS       OUTSTANDING        POOL         COUPON        FICO       BALANCE       LTV      DOC
---------------------------------------------------------------------------------------------------------------------------------
Alabama                            7       $    789,065         0.47%         8.403%        625     $112,724       78.52%  38.31%
Arizona                           19          4,040,568         2.40          7.343         627      212,661       79.83   59.14
Arkansas                           4            291,494         0.17          7.996         613       72,874       89.97   32.93
California                       125         33,865,744        20.16          7.161         636      270,926       78.45   59.84
Colorado                          26          5,270,949         3.14          7.654         608      202,729       78.29   53.07
Connecticut                       17          3,700,977         2.20          7.169         640      217,705       72.53   18.80
Delaware                           4            899,285         0.54          7.706         687      224,821       84.32   23.83
District of Columbia               7          1,490,957         0.89          6.789         665      212,994       76.47   25.91
Florida                          109         16,622,688         9.89          7.667         652      152,502       81.30   26.04
Georgia                           36          5,405,199         3.22          7.929         621      150,144       86.87   75.42
Hawaii                             7          2,160,665         1.29          6.820         613      308,666       76.22   83.20
Illinois                          47          9,478,286         5.64          8.236         635      201,666       82.64   54.24
Indiana                           11            612,256         0.36          8.734         609       55,660       85.65   81.08
Kansas                             2            368,050         0.22          8.990         657      184,025       85.00    0.00
Kentucky                           6            654,619         0.39          8.081         616      109,103       87.87   71.65
Louisiana                          5            611,382         0.36          8.436         672      122,276       92.62   63.37
Maine                              3            731,852         0.44          8.870         637      243,951       79.33   17.03
Maryland                          32          6,658,957         3.96          7.451         656      208,092       79.15   20.33
Massachusetts                     29          7,179,389         4.27          7.680         644      247,565       74.63   17.01
Michigan                          15          2,194,013         1.31          7.782         630      146,268       75.57   21.86
Minnesota                          5          1,331,965         0.79          7.658         690      266,393       73.69    0.00
Mississippi                        5          1,904,679         1.13          5.927         663      380,936       78.51   54.68
Missouri                           4            703,671         0.42          8.054         646      175,918       77.32   22.38
Montana                            3            347,178         0.21          7.299         634      115,726       89.46  100.00
Nevada                            11          2,326,213         1.38          7.548         627      211,474       79.92   33.77
New Hampshire                      6          1,009,108         0.60          7.659         598      168,185       83.33   45.54
New Jersey                        51         11,675,985         6.95          7.208         650      228,941       77.82   34.05
New Mexico                         3            307,750         0.18          8.232         628      102,583       86.74   45.90
New York                          43         12,758,954         7.59          7.488         673      296,720       80.44   25.27
North Carolina                    15          1,921,236         1.14          8.029         615      128,082       90.73   79.44
North Dakota                       1             50,237         0.03          7.750         573       50,237       69.86  100.00
Ohio                               9            534,073         0.32         10.153         632       59,341       87.49   66.25
Oklahoma                          11            812,647         0.48          8.576         608       73,877       82.27   67.82
Oregon                            16          2,746,828         1.63          7.220         649      171,677       84.03   56.10
Pennsylvania                      29          3,123,224         1.86          7.810         616      107,697       84.09   85.87
Rhode Island                      12          1,511,948         0.90          7.789         696      125,996       75.43    0.00
South Carolina                     6            910,253         0.54          7.466         647      151,709       74.44   24.24
Tennessee                         16          2,371,253         1.41          8.035         628      148,203       82.25   43.92
Texas                             37          5,260,834         3.13          8.177         636      142,185       76.17   34.30
Utah                               5          2,267,586         1.35          6.699         680      453,517       73.34    7.66
Virginia                          35          8,403,687         5.00          7.478         649      240,105       77.36   30.56
Washington                        14          2,208,158         1.31          7.496         646      157,726       80.31   40.60
West Virginia                      1             51,750         0.03          9.615         604       51,750       90.00  100.00
Wisconsin                          4            455,300         0.27          7.762         654      113,825       80.16   18.63
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           853       $168,020,912       100.00%         7.526%        643     $196,976       79.48%  42.08%
---------------------------------------------------------------------------------------------------------------------------------

(1) No more than approximately 0.82% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

----------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE
                               NUMBER        PRINCIPAL      PERCENT OF     WEIGHTED     WEIGHTED
RANGE OF ORIGINAL LOAN-TO-   OF MORTGAGE      BALANCE        MORTGAGE       AVERAGE      AVERAGE     AVERAGE     ORIGINAL   FULL
      VALUE RATIOS              LOANS       OUTSTANDING        POOL         COUPON        FICO       BALANCE       LTV       DOC
----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                    22       $   3,867,077        2.30%        7.279%       606       $ 175,776      40.94%   45.67%
50.01% to 55.00%                   8           1,781,769        1.06         6.689        605         222,721      52.47    31.33
55.01% to 60.00%                   7           2,240,062        1.33         6.393        631         320,009      56.73    39.75
60.01% to 65.00%                  19           3,287,094        1.96         7.202        589         173,005      63.67    36.93
65.01% to 70.00%                 102          23,948,355       14.25         6.877        658         234,788      69.36    19.20
70.01% to 75.00%                  81          16,579,610        9.87         7.423        627         204,687      74.33    39.75
75.01% to 80.00%                 252          56,471,312       33.61         7.391        653         224,093      79.52    29.48
80.01% to 85.00%                  92          15,523,036        9.24         7.724        625         168,729      84.02    67.48
85.01% to 90.00%                 161          27,309,574       16.25         8.143        645         169,625      89.72    58.86
90.01% to 95.00%                  89          13,942,630        8.30         8.123        630         156,659      94.84    72.46
95.01% to 100.00%                 20           3,070,393        1.83         8.377        680         153,520      99.37    57.98
TOTAL:                           853       $ 168,020,912      100.00%        7.526%       643       $ 196,976      79.48%   42.08%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.88% to 100.00% and the weighted average Original Loan-to-Value of the Mortgage Loans was approximately 79.48%.

LOAN PURPOSE

----------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE
                               NUMBER        PRINCIPAL      PERCENT OF     WEIGHTED     WEIGHTED
                             OF MORTGAGE      BALANCE        MORTGAGE       AVERAGE      AVERAGE     AVERAGE     ORIGINAL   FULL
       LOAN PURPOSE             LOANS       OUTSTANDING        POOL          COUPON       FICO        BALANCE       LTV       DOC
----------------------------------------------------------------------------------------------------------------------------------
Purchase                         401       $ 74,994,716       44.63%         7.713%       662       $187,019       82.38%   34.68%
Refinance - Cashout              338         69,479,575       41.35          7.416        622        205,561       76.65    52.38
Refinance - Rate/Term            114         23,546,621       14.01          7.253        642        206,549       78.57    35.22
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           853       $168,020,912      100.00%         7.526%       643       $196,976       79.48%   42.08%
----------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

----------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE
                               NUMBER        PRINCIPAL      PERCENT OF     WEIGHTED     WEIGHTED
                             OF MORTGAGE      BALANCE        MORTGAGE       AVERAGE      AVERAGE     AVERAGE     ORIGINAL   FULL
      PROPERTY TYPE             LOANS       OUTSTANDING        POOL         COUPON        FICO       BALANCE       LTV       DOC
----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence          534       $100,165,754        59.62%       7.489%         630      $187,576       79.17%   47.39%
Townhouse                          2            120,230         0.07        9.252          609        60,115       90.73   100.00
Condo                             48          9,398,065         5.59        7.534          667       195,793       79.13    44.07
2-4 Family                       149         31,862,343        18.96        7.731          673       213,841       79.16    25.68
Manufactured Housing              38          3,483,067         2.07        7.678          644        91,660       84.37    40.51
Planned Unit Development          82         22,991,452        13.68        7.365          644       280,384       80.62    40.80
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           853       $168,020,912       100.00%       7.526%         643      $196,976       79.48%   42.08%
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE
--------------------------------------------------------------------------------

DOCUMENTATION

----------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE
                               NUMBER        PRINCIPAL      PERCENT OF     WEIGHTED     WEIGHTED
                             OF MORTGAGE      BALANCE        MORTGAGE       AVERAGE      AVERAGE     AVERAGE     ORIGINAL   FULL
      DOCUMENTATION            LOANS       OUTSTANDING        POOL          COUPON        FICO       BALANCE       LTV       DOC
----------------------------------------------------------------------------------------------------------------------------------
Full                             406       $ 70,700,113       42.08%         7.562%       616       $174,138      82.14%   100.00%
Reduced                          196         37,639,210        22.4          7.596        635        192,037      76.81      0.00
Stated                           146         37,345,994       22.23          7.380        675        255,794      75.90      0.00
NINA/NoDoc                        49         11,451,893        6.82          7.712        696        233,712      83.80      0.00
No Ratio                          56         10,883,702        6.48          7.353        673        194,352      79.12      0.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           853       $168,020,912      100.00%         7.526%       643       $196,976      79.48%    42.08%
----------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

----------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE
                               NUMBER        PRINCIPAL      PERCENT OF     WEIGHTED     WEIGHTED
                             OF MORTGAGE      BALANCE        MORTGAGE       AVERAGE      AVERAGE     AVERAGE     ORIGINAL   FULL
       OCCUPANCY               LOANS        OUTSTANDING        POOL         COUPON        FICO       BALANCE       LTV       DOC
----------------------------------------------------------------------------------------------------------------------------------
Primary                          672        $141,243,341       84.06%        7.428%        638      $ 210,184      79.33%   43.60%
Investment                       161          22,381,708       13.32         8.083         670        139,017      79.90    32.78
Second Home                       20           4,395,864        2.62         7.844         666        219,793      82.02    40.43
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           853        $168,020,912      100.00%        7.526%        643      $ 196,976      79.48%   42.08%
----------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

PREPAYMENT PENALTY TERM

---------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE
                               NUMBER        PRINCIPAL      PERCENT OF     WEIGHTED     WEIGHTED
                             OF MORTGAGE      BALANCE        MORTGAGE       AVERAGE      AVERAGE     AVERAGE     ORIGINAL   FULL
PREPAYMENT PENALTY TERM        LOANS        OUTSTANDING        POOL         COUPON        FICO       BALANCE       LTV       DOC
---------------------------------------------------------------------------------------------------------------------------------
None                             299       $ 62,009,361       36.91%         7.658%       647       $207,389      80.83%   43.25%
6 Months                           2            368,050        0.22          8.990        657        184,025      85.00     0.00
12 Months                         32          6,622,294        3.94          7.625        645        206,947      74.01    15.96
24 Months                        193         39,588,795       23.56          7.457        637        205,123      80.10    38.71
36 Months                        281         50,830,093       30.25          7.409        639        180,890      78.23    50.44
60 Months                         46          8,602,319        5.12          7.441        655        187,007      78.24    21.65
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           853       $168,020,912      100.00%         7.526%       643       $196,976      79.48%   42.08%
---------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 32 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE
--------------------------------------------------------------------------------

 CREDIT SCORES

---------------------------------------------------------------------------------------------------------------
                                       AGGREGATE
                            NUMBER     PRINCIPAL     PERCENT OF  WEIGHTED  WEIGHTED
                         OF MORTGAGE    BALANCE       MORTGAGE   AVERAGE   AVERAGE   AVERAGE   ORIGINAL   FULL
RANGE OF CREDIT SCORES      LOANS     OUTSTANDING       POOL      COUPON     FICO    BALANCE     LTV      DOC
---------------------------------------------------------------------------------------------------------------
501 to 550                    63      $ 10,150,956       6.04%    8.312%      536    $161,126   73.57%   79.34%
551 to 600                   162        26,941,789      16.03     7.769       577     166,307   79.49    65.35
601 to 650                   327        57,970,977       34.5     7.514       627     177,281   80.26    51.74
651 to 700                   192        45,519,811      27.09     7.437       673     237,082   80.18    27.32
701 to 750                    88        22,506,710       13.4     7.188       722     255,758   78.42     5.23
751 to 800                    21         4,930,669       2.93     7.075       765     234,794   80.83    29.03
---------------------------------------------------------------------------------------------------------------
TOTAL:                       853      $168,020,912     100.00%    7.526%      643    $196,976   79.48%   42.08%
---------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 502 to 793 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 643.

MORTGAGE INSURANCE

---------------------------------------------------------------------------------------------------------------
                                       AGGREGATE
                            NUMBER     PRINCIPAL     PERCENT OF  WEIGHTED  WEIGHTED
                         OF MORTGAGE    BALANCE       MORTGAGE   AVERAGE   AVERAGE   AVERAGE   ORIGINAL   FULL
  MORTGAGE INSURANCE        LOANS      OUTSTANDING      POOL      COUPON     FICO    BALANCE     LTV      DOC
---------------------------------------------------------------------------------------------------------------
Borrower Paid Mortgage
Insurance                    101      $ 16,023,752      9.54%     7.727%      636    $158,651   91.65%   66.76%
Lender Paid Mortgage
Insurance                     28         6,860,773      4.08      7.922       650     245,028   79.07    40.78
LTV>80 and no Mortgage
Insurance                    255        41,291,696     24.58      8.137       635     161,928   89.34    67.17
Other                        469       103,844,692      61.8      7.226       646     221,417    73.7    28.38
---------------------------------------------------------------------------------------------------------------
TOTAL:                       853      $168,020,912    100.00%     7.526%      643    $196,976   79.48%   42.08%
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE
--------------------------------------------------------------------------------

 MARGINS

---------------------------------------------------------------------------------------------------------------
                                       AGGREGATE
                            NUMBER     PRINCIPAL     PERCENT OF  WEIGHTED  WEIGHTED
                         OF MORTGAGE    BALANCE       MORTGAGE   AVERAGE   AVERAGE   AVERAGE   ORIGINAL   FULL
  RANGE OF MARGINS          LOANS     OUTSTANDING       POOL      COUPON     FICO    BALANCE     LTV      DOC
---------------------------------------------------------------------------------------------------------------
2.001% to 2.500%               5      $  3,705,210      5.03%      5.572%     682    $741,042    67.95%   26.96%
2.501% to 3.000%              11         3,932,336      5.34       6.511      696     357,485    68.89     0.00
3.501% to 4.000%               1           221,045       0.3       6.375      723     221,045    75.00     0.00
4.001% to 4.500%              22         4,950,816      6.72       6.639      656     225,037    76.89    40.08
4.501% to 5.000%              87        20,362,909     27.65       7.313      668     234,056    77.04    18.97
5.001% to 5.500%               3           623,868      0.85       6.969      585     207,956    81.09    20.50
5.501% to 6.000%              66        15,311,613     20.79       7.104      609     231,994    75.11    49.63
6.001% to 6.500%              95        17,565,214     23.85       8.192      609     184,897    84.36    56.42
6.501% to 7.000%              10         1,522,251      2.07       8.083      631     152,225    73.43    56.84
7.001% to 7.500%               7           615,204      0.84       7.783      628      87,886    87.64    78.46
7.501% to 8.000%              10         1,333,729      1.81       8.190      616     133,373    86.12    56.07
8.001% to 8.500%              13         1,988,458       2.7       8.513      597     152,958    89.02    86.68
8.501% to 9.000%               7         1,255,301       1.7       8.458      598     179,329    86.10    47.06
9.501% to 10.000%              1            45,905      0.06      11.280      596      45,905   100.00   100.00
10.001% to 10.500%             1           116,787      0.16      10.990      516     116,787    90.00   100.00
10.501% to 11. 000%            1            94,930      0.13      10.880      539      94,930    51.35        0
---------------------------------------------------------------------------------------------------------------
TOTAL:                       340      $ 73,645,576    100.00%      7.399%     637    $216,605    78.17%   39.45%
---------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 5.477% per annum.

MAXIMUM MORTGAGE
RATES

---------------------------------------------------------------------------------------------------------------
                                       AGGREGATE
                            NUMBER     PRINCIPAL     PERCENT OF  WEIGHTED  WEIGHTED
  RANGE OF MAXIMUM       OF MORTGAGE    BALANCE       MORTGAGE   AVERAGE   AVERAGE   AVERAGE   ORIGINAL   FULL
   MORTGAGE RATES           LOANS     OUTSTANDING       POOL      COUPON     FICO    BALANCE     LTV      DOC
---------------------------------------------------------------------------------------------------------------
11.000% or less                6      $  1,984,811       2.70%     5.210%     678    $330,802   72.99%   50.32%
11.001% to 11.500%            14         3,084,509       4.19      6.286      696     220,322   72.53     20.31
11.501% to 12.000%            38         9,859,219      13.39      6.654      680     259,453   73.61      7.86
12.001% to 12.500%            37        12,108,594      16.44      6.901      654     327,259   74.17     20.81
12.501% to 13.000%            52        11,754,378      15.96      7.122      628     226,046   79.25     50.69
13.001% to 13.500%            39        10,204,831      13.86      7.396      613     261,662   75.71     46.97
13.501% to 14.000%            53        10,330,597      14.03      7.732      619     194,917   82.70     53.66
14.001% to 14.500%            37         6,769,886       9.19      8.339      626     182,970   84.09     50.33
14.501% to 15.000%            24         3,895,666       5.29      8.776      585     162,319   83.74     50.78
15.001% to 15.500%            12         1,498,717       2.04      9.091      618     124,893   83.82     62.51
15.501% to 16.000%             9           728,005       0.99      9.902      600      80,889   87.61     64.97
16.001% to 16.500%             6           471,706       0.64     10.314      618      78,618   81.01     82.27
16.501% to 17.000%             7           507,627       0.69     10.831      593      72,518   82.33     50.95
17.001% to 17.500%             5           400,280       0.54     11.306      619      80,056   92.05    100.00
17.501% to 18.000%             1            46,750       0.06     11.780      620      46,750   85.00      0.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                       340      $ 73,645,576     100.00%     7.399%     637    $216,605   78.17%    39.45%
---------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 9.375% per annum to 17.780% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 13.088% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE
--------------------------------------------------------------------------------

NEXT ADJUSTMENT DATE

------------------------------------------------------------------------------------------------------------------
                                       AGGREGATE
                            NUMBER     PRINCIPAL     PERCENT OF  WEIGHTED  WEIGHTED
                         OF MORTGAGE    BALANCE       MORTGAGE   AVERAGE   AVERAGE    AVERAGE    ORIGINAL   FULL
NEXT ADJUSTMENT DATE        LOANS     OUTSTANDING       POOL      COUPON     FICO     BALANCE      LTV      DOC
------------------------------------------------------------------------------------------------------------------
August 2003                    2      $    994,000       1.35%     5.597%     697    $  497,000   70.00%     0.00%
September 2003                 1         1,000,000       1.36      6.125      648     1,000,000   56.66      0.00
October 2003                   2           653,817       0.89      5.375      721       326,909   68.21      0.00
November 2004                  3           629,788       0.86      8.137      707       209,929   96.26     37.36
December 2004                  2           475,170       0.65      7.301      675       237,585   77.42      9.66
January 2005                   4         1,365,306       1.85      7.313      654       341,327   78.05      5.92
February 2005                  7         1,861,510       2.53      7.375      667       265,930   77.45     35.19
March 2005                    17         4,794,677       6.51      7.100      674       282,040   79.71     31.85
April 2005                    50        10,707,416      14.54      7.234      664       214,148   76.41     23.48
May 2005                     175        35,281,628      47.91      7.602      620       201,609   79.02     46.97
June 2005                     21         2,909,355       3.95      7.753      603       138,541   84.06     64.11
January 2006                   1           116,787       0.16     10.990      516       116,787   90.00    100.00
February 2006                  1           448,896       0.61      8.490      674       448,896   37.50      0.00
March 2006                     2           140,243       0.19      7.971      620        70,121   58.63      0.00
April 2006                     4         1,289,661       1.75      7.025      593       322,415   83.48     94.40
May 2006                      26         5,313,706       7.22      7.050      613       204,373   80.87     65.70
June 2006                      2           315,200       0.43      8.668      608       157,600   88.22     82.23
March 2008                     2           287,414       0.39      7.015      654       143,707   73.53      0.00
April 2008                    14         4,110,534       5.58      7.423      671       293,610   76.40     11.62
May 2008                       4           950,470       1.29      7.446      644       237,618   72.53      0.00
-----------------------------------------------------------------------------------------------------------------
TOTAL:                       340      $ 73,645,576     100.00%     7.399%     637    $  216,605   78.17%    39.45%
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE
--------------------------------------------------------------------------------

                              ASSUMED MORTGAGE POOL
                            FIXED RATE MORTGAGE LOANS

-----------------------------------------------------------------------------------------------------------
                                                                                                  ORIGINAL
                                                                    ORIGINAL        REMAINING    MONTHS TO
                                   NET      ORIGINAL   REMAINING   AMORTIZATION   AMORTIZATION   PREPAYMENT
                      MORTGAGE   MORTGAGE     TERM      TERM           TERM           TERM        PENALTY
CURRENT BALANCE ($)   RATE(%)    RATE(%)    (MONTHS)   (MONTHS)      (MONTHS)       (MONTHS)     EXPIRATION
-----------------------------------------------------------------------------------------------------------
      490,289.10       9.111      8.601       180         177          360             357            0
    1,910,660.38       8.524      8.014       180         177          360             357           12
      302,550.00       8.299      7.789       180         178          360             358           24
    7,248,869.43       8.173      7.663       180         177          360             357           36
    3,583,112.97       7.803      7.293       180         176          360             356           60
    1,328,377.65       7.580      6.543       180         176          180             176            0
      124,579.26       6.250      5.740       180         177          180             177           12
    1,780,585.90       7.019      6.509       180         178          180             178           36
      284,308.79       7.533      7.023       180         178          180             178           60
      337,982.00       6.331      5.821       240         238          240             238            0
       75,886.06       8.990      8.480       240         238          240             238           36
   40,912,378.46       7.675      7.010       360         356          360             356            0
    2,131,996.54       7.591      7.081       360         357          360             357           12
    1,479,410.11       7.189      6.679       360         357          360             357           24
   29,463,205.26       7.382      6.872       360         357          360             357           36
    2,921,144.35       7.712      7.202       360         356          360             356           60
-----------------------------------------------------------------------------------------------------------
   94,375,336.26
-----------------------------------------------------------------------------------------------------------

                            ADJUSTABLE RATE MORTGAGE

------------------------------------------------------------------------------------------------------
                                                                   INITIAL
                            NET    ORIGINAL  REMAINING              RATE
  CURRENT      MORTGAGE  MORTGAGE    TERM      TERM      GROSS     CHANGE   PERIODIC  MAXIMUM  MINIMUM
 BALANCE ($)   RATE(%)    RATE(%)  (MONTHS)  (MONTHS)   MARGIN(%)  CAP(%)    CAP(%)   RATE(%)  RATE(%)
------------------------------------------------------------------------------------------------------
   717,500.00    5.875    5.365      360        355       2.500     1.000    1.000     11.875   5.875
   776,490.00    5.197    4.687      360        356       2.464     1.000    1.000     11.036   5.197
 1,153,827.43    6.025    5.515      360        356       2.192     1.000    1.000     12.025   6.025
15,554,139.34    7.645    7.135      360        357       5.741     3.000    1.000     13.582   7.007
 2,007,676.63    7.141    6.631      360        357       4.975     3.000    1.000     12.141   5.886
34,370,716.44    7.514    7.004      360        357       5.872     2.990    1.000     13.224   7.419
 5,655,101.26    6.951    6.441      360        357       3.891     3.031    1.000     12.581   6.862
   368,050.00    8.990    8.480      360        358       6.500     3.000    1.000     14.990   8.990
    69,165.41    6.625    6.115      360        357       4.625     3.000    1.000     12.625   4.625
 2,479,962.04    7.894    7.384      360        357       6.681     3.000    1.000     13.830   7.556
 1,111,450.42    5.369    4.859      360        358       2.681     3.000    1.000     10.471   5.369
 4,033,079.72    7.420    6.910      360        358       6.282     3.000    1.000     13.137   7.479
   188,732.32    7.750    7.240      360        357       5.000     5.000    1.000     12.750   7.750
   447,381.06    6.505    5.995      360        357       4.522     5.000    1.000     11.505   6.505
 2,324,668.06    7.682    7.172      360        357       5.000     5.000    1.000     12.682   5.538
 1,796,875.66    7.458    6.948      360        357       4.987     4.847    1.000     12.458   7.268
   590,760.34    6.728    6.218      360        357       4.835     4.312    1.000     11.728   5.952
------------------------------------------------------------------------------------------------------
 73,645,576.13
------------------------------------------------------------------------------------------------------

-----------------------------------------------------------
                          NUMBER OF
                           MONTHS                 ORIGINAL
                 RATE     UNTIL NEXT             MONTHS TO
                CHANGE      RATE                 PREPAYMENT
  CURRENT      FREQUENCY  ADJUSTMENT              PENALTY
 BALANCE ($)    (MONTHS)     DATE      INDEX     EXPIRATION
-----------------------------------------------------------
   717,500.00      6          1     6 Mo LIBOR        0
   776,490.00      6          2     6 Mo LIBOR       36
 1,153,827.43      6          2     6 Mo LIBOR       60
15,554,139.34      6         21     6 Mo LIBOR        0
 2,007,676.63      6         21     6 Mo LIBOR       12
34,370,716.44      6         21     6 Mo LIBOR       24
 5,655,101.26      6         21     6 Mo LIBOR       36
   368,050.00      6         22     6 Mo LIBOR        6
    69,165.41      6         21     6 Mo LIBOR       60
 2,479,962.04      6         33     6 Mo LIBOR        0
 1,111,450.42      6         34     6 Mo LIBOR       24
 4,033,079.72      6         34     6 Mo LIBOR       36
   188,732.32      6         57     6 Mo LIBOR        0
   447,381.06      6         57     6 Mo LIBOR       12
 2,324,668.06      6         57     6 Mo LIBOR       24
 1,796,875.66      6         57     6 Mo LIBOR       36
   590,760.34      6         57     6 Mo LIBOR       60
-----------------------------------------------------------
 73,645,576.13
-----------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE
--------------------------------------------------------------------------------

                               ONE MONTH LIBOR CAP

        BEGINNING     ENDING         NOTIONAL       LOWER COLLAR     UPPER COLLAR
MON      ACCRUAL      ACCRUAL       BALANCE ($)          (%)             (%)
---------------------------------------------------------------------------------
  1       8/5/03      8/25/03     168,020,912.39       10.247           9.600
  2      8/25/03      9/25/03     165,161,118.72        6.476           9.600
  3      9/25/03     10/25/03     162,192,680.81        6.720           9.600
  4     10/25/03     11/25/03     159,115,552.48        6.493           9.600
  5     11/25/03     12/25/03     155,930,594.96        6.726           9.600
  6     12/25/03      1/25/04     152,639,586.03        6.499           9.600
  7      1/25/04      2/25/04     149,245,222.37        6.503           9.600
  8      2/25/04      3/25/04     145,843,518.04        6.987           9.600
  9      3/25/04      4/25/04     142,516,045.49        6.525           9.600
 10      4/25/04      5/25/04     139,266,209.82        6.759           9.600
 11      5/25/04      6/25/04     136,092,150.30        6.532           9.600
 12      6/25/04      7/25/04     132,992,051.98        6.767           9.600
 13      7/25/04      8/25/04     129,964,144.56        6.540           9.600
 14      8/25/04      9/25/04     127,006,701.28        6.547           9.600
 15      9/25/04     10/25/04     124,118,037.76        6.794           9.600
 16     10/25/04     11/25/04     121,296,511.02        6.566           9.600
 17     11/25/04     12/25/04     118,540,518.38        6.802           9.600
 18     12/25/04      1/25/05     115,848,496.44        6.574           9.600
 19      1/25/05      2/25/05     113,218,920.15        6.579           9.600
 20      2/25/05      3/25/05     110,650,301.79        7.336           9.600
 21      3/25/05      4/25/05     108,141,190.06        6.602           9.600
 22      4/25/05      5/25/05     105,690,169.19        7.770           9.600
 23      5/25/05      6/25/05     103,294,420.49        7.513           9.600
 24      6/25/05      7/25/05     100,954,109.62        7.778           9.600
 25      7/25/05      8/25/05      98,667,919.09        7.515           9.600
 26      8/25/05      9/25/05      96,434,563.60        7.519           9.600
 27      9/25/05     10/25/05      94,252,789.19        7.795           9.600
 28     10/25/05     11/25/05      92,121,372.54        7.824           9.600
 29     11/25/05     12/25/05      90,039,120.11        8.101           9.600
 30     12/25/05      1/25/06      88,004,867.46        7.827           9.600
 31      1/25/06      2/25/06      86,017,478.50        7.827           9.600
 32      2/25/06      3/25/06      84,075,844.77        8.714           9.600
 33      3/25/06      4/25/06      82,178,884.78        7.842           9.600
 34      4/25/06      5/25/06      80,325,543.32        8.450           9.600
 35      5/25/06      6/25/06      78,514,776.61        8.241           9.600
 36      6/25/06      7/25/06      76,745,610.02        8.529           9.600
 37      7/25/06      8/25/06      75,017,047.45        8.241           9.600
 38      8/25/06      9/25/06      73,328,132.42        8.196           9.600
 39      9/25/06     10/25/06      71,677,931.62        8.474           9.600
 40     10/25/06     11/25/06      70,065,534.34        8.397           9.600
 41     11/25/06     12/25/06      68,490,051.89        8.708           9.600
 42     12/25/06      1/25/07      66,950,617.08        8.405           9.600
 43      1/25/07      2/25/07      65,446,383.66        8.396           9.600
 44      2/25/07      3/25/07      63,976,525.79        9.328           9.600
 45      3/25/07      4/25/07      62,540,237.61        8.378           9.600
 46      4/25/07      5/25/07      61,136,732.63        8.673           9.600
 47      5/25/07      6/25/07      59,765,243.34        8.395           9.600
 48      6/25/07      7/25/07      58,425,020.72        8.679           9.600
 49      7/25/07      8/25/07      57,115,333.76        8.377           9.600
 50      8/25/07      9/25/07      55,835,469.02        8.368           9.600
 51      9/25/07     10/25/07      54,584,730.22        8.651           9.600
 52     10/25/07     11/25/07      53,362,437.79        8.360           9.600
 53     11/25/07     12/25/07      52,167,928.47        8.657           9.600
 54     12/25/07      1/25/08      51,000,554.93        8.356           9.600
 55      1/25/08      2/25/08      49,859,685.31        8.347           9.600
 56      2/25/08      3/25/08      48,744,702.92        8.940           9.600
 57      3/25/08      4/25/08      47,655,005.80        8.329           9.600
 58      4/25/08      5/25/08      46,590,006.43        8.725           9.600
 59      5/25/08      6/25/08      45,548,960.58        8.421           9.600
 60      6/25/08      7/25/08      44,531,488.30        8.706           9.600
 61      7/25/08      8/25/08      43,537,042.78        8.402           9.600
 62      8/25/08      9/25/08      42,565,090.26        8.393           9.600
 63      9/25/08     10/25/08      41,615,109.72        8.676           9.600
 64     10/25/08     11/25/08      40,686,592.51        8.377           9.600
 65     11/25/08     12/25/08      39,779,042.14        8.660           9.600
 66     12/25/08      1/25/09      38,891,973.91        8.359           9.600
 67      1/25/09      2/25/09      38,024,914.63        8.349           9.600
 68      2/25/09      3/25/09      37,177,402.40        9.277           9.600
 69      3/25/09      4/25/09      36,348,986.23        8.331           9.600
 70      4/25/09      5/25/09      35,539,225.88        8.613           9.600
 71      5/25/09      6/25/09      34,747,691.51        8.313           9.600
 72      6/25/09      7/25/09      33,973,963.50        8.594           9.600
 73      7/25/09      8/25/09      33,217,632.13        8.295           9.600
 74      8/25/09      9/25/09      32,478,297.40        8.286           9.600
 75      9/25/09     10/25/09      31,755,568.77        8.566           9.600
 76     10/25/09     11/25/09      31,049,064.91        8.268           9.600
 77     11/25/09     12/25/09      30,358,413.51        8.548           9.600
 78     12/25/09      1/25/10      29,683,251.03        8.250           9.600
 79      1/25/10      2/25/10      29,023,222.50        8.242           9.600
 80      2/25/10      3/25/10      28,377,981.35        9.158           9.600
 81      3/25/10      4/25/10      27,747,189.12        8.224           9.600
 82      4/25/10      5/25/10      27,130,515.35        8.503           9.600
 83      5/25/10      6/25/10      26,527,637.33        8.207           9.600
 84      6/25/10      7/25/10      25,938,239.95        8.485           9.600
 85      7/25/10      8/25/10      25,362,015.48        8.190           9.600
 86      8/25/10      9/25/10      24,798,663.42        8.181           9.600
 87      9/25/10     10/25/10      24,247,890.31        8.459           9.600
 88     10/25/10     11/25/10      23,709,409.58        8.164           9.600
 89     11/25/10     12/25/10      23,182,941.36        8.448           9.600
 90     12/25/10      1/25/11      22,668,212.32        8.162           9.600
 91      1/25/11      2/25/11      22,164,955.53        8.161           9.600
 92      2/25/11      3/25/11      21,672,910.29        9.077           9.600
 93      3/25/11      4/25/11      21,191,822.01        8.159           9.600
 94      4/25/11      5/25/11      20,721,442.00        8.444           9.600
 95      5/25/11      6/25/11      20,261,527.41        8.159           9.600
 96      6/25/11      7/25/11      19,811,841.01        8.444           9.600
 97      7/25/11      8/25/11      19,372,151.11        8.159           9.600
 98      8/25/11      9/25/11      18,942,231.43        8.160           9.600
 99      9/25/11     10/25/11      18,521,860.91        8.446           9.600
100     10/25/11     11/25/11      18,110,823.65        8.161           9.600
101     11/25/11     12/25/11      17,708,908.77        8.448           9.600
102     12/25/11      1/25/12      17,315,910.26        8.164           9.600
103      1/25/12      2/25/12      16,931,626.91        8.166           9.600

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE
--------------------------------------------------------------------------------

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                              AVAILABLE             AVAILABLE
PERIOD        DATE       FUNDS CAP (%)(1)(2)    FUNDS CAP (%)(1)(3)
-------------------------------------------------------------------
   1         8/25/03           10.647                 10.647
   2         9/25/03            6.872                 10.057
   3        10/25/03            7.104                 10.053
   4        11/25/03            6.878                 10.059
   5        12/25/03            7.111                 10.055
   6         1/25/04            6.885                 10.061
   7         2/25/04            6.888                 10.062
   8         3/25/04            7.367                 10.054
   9         4/25/04            6.895                 10.064
  10         5/25/04            7.129                 10.061
  11         6/25/04            6.903                 10.068
  12         7/25/04            7.137                 10.064
  13         8/25/04            6.911                 10.070
  14         9/25/04            6.915                 10.073
  15        10/25/04            7.150                 10.068
  16        11/25/04            6.923                 10.075
  17        12/25/04            7.159                 10.071
  18         1/25/05            6.932                 10.079
  19         2/25/05            6.937                 10.080
  20         3/25/05            7.685                 10.061
  21         4/25/05            6.946                 10.083
  22         5/25/05            7.098                 10.052
  23         6/25/05            6.874                 10.061
  24         7/25/05            7.109                 10.053
  25         8/25/05            6.885                 10.063
  26         9/25/05            6.891                 10.065
  27        10/25/05            7.127                 10.057
  28        11/25/05            6.903                 10.057
  29        12/25/05            7.139                 10.049
  30         1/25/06            6.915                 10.059
  31         2/25/06            6.921                 10.061
  32         3/25/06            7.670                 10.030
  33         4/25/06            6.934                 10.062
  34         5/25/06            7.171                 10.041
  35         6/25/06            6.948                 10.050
  36         7/25/06            7.187                 10.040
  37         8/25/06            6.962                 10.052
  38         9/25/06            6.933                 10.047
  39        10/25/06            7.165                 10.038
  40        11/25/06            6.934                 10.040
  41        12/25/06            7.166                 10.029
  42         1/25/07            6.936                 10.039
  43         2/25/07            6.937                 10.039
  44         3/25/07            7.681                 10.009
  45         4/25/07            6.938                 10.039
  46         5/25/07            7.170                 10.030
  47         6/25/07            6.940                 10.038
  48         7/25/07            7.172                 10.029
  49         8/25/07            6.942                 10.038
  50         9/25/07            6.942                 10.038
  51        10/25/07            7.175                 10.029
  52        11/25/07            6.944                 10.038
  53        12/25/07            7.176                 10.028
  54         1/25/08            6.945                 10.037
  55         2/25/08            6.946                 10.037
  56         3/25/08            7.426                 10.020
  57         4/25/08            6.948                 10.037
  58         5/25/08            7.161                 10.026
  59         6/25/08            6.930                 10.035
  60         7/25/08            7.162                 10.026
  61         8/25/08            6.932                 10.035
  62         9/25/08            6.933                 10.035
  63        10/25/08            7.165                 10.027
  64        11/25/08            6.935                 10.035
  65        12/25/08            7.167                 10.027
  66         1/25/09            6.937                 10.034
  67         2/25/09            6.938                 10.035
  68         3/25/09            7.682                 10.009
  69         4/25/09            6.939                 10.035
  70         5/25/09            7.171                 10.026
  71         6/25/09            6.941                 10.034
  72         7/25/09            7.173                 10.027
  73         8/25/09            6.943                 10.034
  74         9/25/09            6.944                 10.034
  75        10/25/09            7.176                 10.027
  76        11/25/09            6.945                 10.035
  77        12/25/09            7.178                 10.027
  78         1/25/10            6.947                 10.035
  79         2/25/10            6.948                 10.034
  80         3/25/10            7.693                 10.011
  81         4/25/10            6.950                 10.035
  82         5/25/10            7.182                 10.027
  83         6/25/10            6.951                 10.034
  84         7/25/10            7.184                 10.027
  85         8/25/10            6.953                 10.034
  86         9/25/10            6.954                 10.034
  87        10/25/10            7.186                 10.027
  88        11/25/10            6.959                 10.035
  89        12/25/10            7.197                 10.029
  90         1/25/11            6.972                 10.036
  91         2/25/11            6.979                 10.037
  92         3/25/11            7.734                 10.014
  93         4/25/11            6.993                 10.040
  94         5/25/11            7.234                 10.033
  95         6/25/11            7.008                 10.042
  96         7/25/11            7.250                 10.035
  97         8/25/11            7.024                 10.044
  98         9/25/11            7.032                 10.045
  99        10/25/11            7.275                 10.037
 100        11/25/11            7.048                 10.048
 101        12/25/11            7.292                 10.040
 102         1/25/12            7.066                 10.051
 103         2/25/12            7.075                 10.052

1. Available Funds Cap means a per annum (A) 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date plus any 1ML Cap flows, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period on such Distribution Date.

2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.10% and 1.12%, respectively.

3. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR start at 1.10% and 1.12% in month 1, respectively, both increasing to 20.00% thereafter.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE
--------------------------------------------------------------------------------

                 DISCOUNT MARGIN AND PRICE/YIELD TABLE (TO CALL)

----------------------------------------------------------------------------------------------------------
                          0%                80%               100%              150%              200%
                     PRICING SPEED     PRICING SPEED     PRICING SPEED     PRICING SPEED     PRICING SPEED
                        TO CALL           TO CALL           TO CALL           TO CALL           TO CALL
----------------------------------------------------------------------------------------------------------
                      DISC MARGIN       DISC MARGIN       DISC MARGIN       DISC MARGIN       DISC MARGIN
----------------------------------------------------------------------------------------------------------
A

        100.00000           45                45                45                45                45

              WAL        18.04              3.80              3.03              1.87              1.20
         MOD DURN        15.47              3.64              2.93              1.84              1.19
 PRINCIPAL WINDOW    Aug03 - Nov31     Aug03 - Mar14     Aug03 - Feb12     Aug03 - Jan09     Aug03 - Jun07
----------------------------------------------------------------------------------------------------------
M-1

        100.00000          100               100               100               100               100

              WAL        25.46              6.95              5.59              4.16              3.89
         MOD DURN        19.71              6.43              5.26              4.00              3.75
 PRINCIPAL WINDOW    Dec23 - Nov31     Nov06 - Mar14     Aug06 - Feb12     Dec06 - Jan09     May07 - Jun07
----------------------------------------------------------------------------------------------------------
M-2

        100.00000          215               215               215               215               215

              WAL        25.46              6.95              5.58              4.01              3.67
         MOD DURN        17.19              6.13              5.04              3.74              3.45
 PRINCIPAL WINDOW    Dec23 - Nov31     Nov06 - Mar14     Aug06 - Feb12     Oct06 - Jan09     Dec06 - Jun07
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                          0%                80%               100%              150%              200%
                     PRICING SPEED     PRICING SPEED     PRICING SPEED     PRICING SPEED     PRICING SPEED
                        TO CALL           TO CALL           TO CALL           TO CALL           TO CALL
----------------------------------------------------------------------------------------------------------
                         YIELD             YIELD             YIELD             YIELD             YIELD
----------------------------------------------------------------------------------------------------------
B

       99.6664800         6.07              6.06              6.06              6.06              6.05

              WAL        25.44              6.91              5.54              3.91              3.40
         MOD DURN        12.65              5.38              4.50              3.37              2.99
 PRINCIPAL WINDOW    Dec23 - Nov31     Nov06 - Mar14     Aug06 - Feb12     Aug06 - Jan09     Sep06 - Jun07
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE
--------------------------------------------------------------------------------

                       DISCOUNT MARGIN TABLE (TO MATURITY)

----------------------------------------------------------------------------------------------------------
                          0%                80%               100%              150%              200%
                     PRICING SPEED     PRICING SPEED     PRICING SPEED     PRICING SPEED     PRICING SPEED
                      TO MATURITY       TO MATURITY       TO MATURITY       TO MATURITY       TO MATURITY
----------------------------------------------------------------------------------------------------------
                      DISC MARGIN       DISC MARGIN       DISC MARGIN       DISC MARGIN       DISC MARGIN
----------------------------------------------------------------------------------------------------------
A

        100.00000           45                48                48                49               48

              WAL        18.10              4.12              3.30              2.06             1.30
         MOD DURN        15.51              3.90              3.16              2.01             1.29
 PRINCIPAL WINDOW    Aug03 - Mar33     Aug03 - Feb26     Aug03 - May22     Aug03 - Jun16     Aug03 - Oct12
----------------------------------------------------------------------------------------------------------
M-1

        100.00000          100               104               104               104               108

              WAL        25.60              7.59              6.14              4.53              4.64
         MOD DURN        19.79              6.93              5.71              4.32              4.43
 PRINCIPAL WINDOW    Dec23 - Jan33     Nov06 - Jan21     Aug06 - Mar18     Dec06 - Mar13     May07 - May10
----------------------------------------------------------------------------------------------------------
M-2

        100.00000          215               221               221               221               220

              WAL        25.58              7.47              6.01              4.30              3.87
         MOD DURN        17.24              6.49              5.36              3.98              3.63
 PRINCIPAL WINDOW    Dec23 - Nov32     Nov06 - Sep18     Aug06 - Apr16     Oct06 - Oct11     Dec06 - Jun09
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                          0%                80%               100%              150%              200%
                     PRICING SPEED     PRICING SPEED     PRICING SPEED     PRICING SPEED     PRICING SPEED
                        TO CALL           TO CALL           TO CALL           TO CALL           TO CALL
----------------------------------------------------------------------------------------------------------
                         YIELD             YIELD             YIELD             YIELD             YIELD
----------------------------------------------------------------------------------------------------------
B
       99.6664800         6.07              6.06              6.06              6.06              6.05

              WAL        25.50              7.11              5.70              4.02              3.47
         MOD DURN        12.66              5.48              4.59              3.44              3.04
 PRINCIPAL WINDOW    Dec23 - Jul32     Nov06 - Feb17     Aug06 - Jun14     Aug06 - Aug10     Sep06 - Jul08
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE
--------------------------------------------------------------------------------

TO MATURITY

         PERCENTAGE OF CLASS A CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                        0% PRICING     80% PRICING     100% PRICING    150% PRICING    200% PRICING
       DATE                SPEED          SPEED           SPEED           SPEED            SPEED
------------------     ------------    -----------     ------------    ------------    ------------
Initial Percentage              100            100              100             100             100
     25-Jul-04                   99             79               74              61              49
     25-Jul-05                   98             60               52              34              19
     25-Jul-06                   96             46               36              17               3
     25-Jul-07                   95             36               29              16               3
     25-Jul-08                   93             29               22              10               3
     25-Jul-09                   91             23               17               7               2
     25-Jul-10                   90             19               13               5               1
     25-Jul-11                   88             15               10               3               1
     25-Jul-12                   85             12                7               2               *
     25-Jul-13                   83             10                6               1               0
     25-Jul-14                   81              8                4               1               0
     25-Jul-15                   78              6                3               *               0
     25-Jul-16                   75              5                3               0               0
     25-Jul-17                   72              4                2               0               0
     25-Jul-18                   62              3                1               0               0
     25-Jul-19                   59              2                1               0               0
     25-Jul-20                   55              2                *               0               0
     25-Jul-21                   52              1                *               0               0
     25-Jul-22                   48              1                0               0               0
     25-Jul-23                   44              1                0               0               0
     25-Jul-24                   40              *                0               0               0
     25-Jul-25                   37              *                0               0               0
     25-Jul-26                   33              0                0               0               0
     25-Jul-27                   29              0                0               0               0
     25-Jul-28                   25              0                0               0               0
     25-Jul-29                   20              0                0               0               0
     25-Jul-30                   15              0                0               0               0
     25-Jul-31                   10              0                0               0               0
     25-Jul-32                    4              0                0               0               0
     25-Jul-33                    0              0                0               0               0

        WAL                   18.10           4.12             3.30            2.06            1.30

Principal Window        Aug03-Mar33    Aug03-Feb26      Aug03-May22     Aug03-Jun16     Aug03-Oct12

* = less than 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                        0% PRICING     80% PRICING    100% PRICING    150% PRICING    200% PRICING
      DATE                SPEED           SPEED           SPEED          SPEED           SPEED
------------------     -----------     -----------    ------------    ------------    ------------
Initial Percentage             100             100             100             100             100
    25-Jul-04                  100             100             100             100             100
    25-Jul-05                  100             100             100             100             100
    25-Jul-06                  100             100             100             100             100
    25-Jul-07                  100              85              68              37              84
    25-Jul-08                  100              69              52              24              25
    25-Jul-09                  100              55              40              16               5
    25-Jul-10                  100              44              30              11               0
    25-Jul-11                  100              36              23               7               0
    25-Jul-12                  100              29              18               2               0
    25-Jul-13                  100              23              13               0               0
    25-Jul-14                  100              19              10               0               0
    25-Jul-15                  100              15               8               0               0
    25-Jul-16                  100              12               5               0               0
    25-Jul-17                  100               9               2               0               0
    25-Jul-18                  100               7               0               0               0
    25-Jul-19                  100               4               0               0               0
    25-Jul-20                  100               1               0               0               0
    25-Jul-21                  100               0               0               0               0
    25-Jul-22                  100               0               0               0               0
    25-Jul-23                  100               0               0               0               0
    25-Jul-24                   95               0               0               0               0
    25-Jul-25                   87               0               0               0               0
    25-Jul-26                   79               0               0               0               0
    25-Jul-27                   69               0               0               0               0
    25-Jul-28                   59               0               0               0               0
    25-Jul-29                   48               0               0               0               0
    25-Jul-30                   37               0               0               0               0
    25-Jul-31                   24               0               0               0               0
    25-Jul-32                   10               0               0               0               0
    25-Jul-33                    0               0               0               0               0

       WAL                   25.60            7.59            6.14            4.53            4.64

 Principal Window      Dec23-Jan33     Nov06-Jan21     Aug06-Mar18     Dec06-Mar13     May07-May10

* = less than 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                        0% PRICING     80% PRICING    100% PRICING    150% PRICING    200% PRICING
      DATE                SPEED           SPEED           SPEED          SPEED           SPEED
------------------     -----------     -----------    ------------    ------------    ------------
Initial Percentage             100             100             100             100             100
    25-Jul-04                  100             100             100             100             100
    25-Jul-05                  100             100             100             100             100
    25-Jul-06                  100             100             100             100             100
    25-Jul-07                  100              85              68              37              18
    25-Jul-08                  100              69              52              24              10
    25-Jul-09                  100              55              40              16               0
    25-Jul-10                  100              44              30              11               0
    25-Jul-11                  100              36              23               2               0
    25-Jul-12                  100              29              18               0               0
    25-Jul-13                  100              23              13               0               0
    25-Jul-14                  100              19              10               0               0
    25-Jul-15                  100              15               4               0               0
    25-Jul-16                  100              12               0               0               0
    25-Jul-17                  100               8               0               0               0
    25-Jul-18                  100               *               0               0               0
    25-Jul-19                  100               0               0               0               0
    25-Jul-20                  100               0               0               0               0
    25-Jul-21                  100               0               0               0               0
    25-Jul-22                  100               0               0               0               0
    25-Jul-23                  100               0               0               0               0
    25-Jul-24                   95               0               0               0               0
    25-Jul-25                   87               0               0               0               0
    25-Jul-26                   79               0               0               0               0
    25-Jul-27                   69               0               0               0               0
    25-Jul-28                   59               0               0               0               0
    25-Jul-29                   48               0               0               0               0
    25-Jul-30                   37               0               0               0               0
    25-Jul-31                   24               0               0               0               0
    25-Jul-32                   10               0               0               0               0
    25-Jul-33                    0               0               0               0               0

       WAL                   25.58            7.47            6.01            4.30            3.87

 Principal Window      Dec23-Nov32     Nov06-Sep18     Aug06-Apr16     Oct06-Oct11     Dec06-Jun09

* = less than 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE
--------------------------------------------------------------------------------

TO MATURITY

         PERCENTAGE OF CLASS B CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                        0% PRICING     80% PRICING     100% PRICING    150% PRICING    200% PRICING
       DATE               SPEED           SPEED           SPEED           SPEED            SPEED
------------------     -----------     -----------     ------------    -----------     ------------
Initial Percentage             100             100             100             100             100
    25-Jul-04                  100             100             100             100             100
    25-Jul-05                  100             100             100             100             100
    25-Jul-06                  100             100             100             100             100
    25-Jul-07                  100              85              68              37              12
    25-Jul-08                  100              69              52              22               0
    25-Jul-09                  100              55              40               9               0
    25-Jul-10                  100              44              30               *               0
    25-Jul-11                  100              36              20               0               0
    25-Jul-12                  100              29              11               0               0
    25-Jul-13                  100              20               5               0               0
    25-Jul-14                  100              13               0               0               0
    25-Jul-15                  100               7               0               0               0
    25-Jul-16                  100               2               0               0               0
    25-Jul-17                  100               0               0               0               0
    25-Jul-18                  100               0               0               0               0
    25-Jul-19                  100               0               0               0               0
    25-Jul-20                  100               0               0               0               0
    25-Jul-21                  100               0               0               0               0
    25-Jul-22                  100               0               0               0               0
    25-Jul-23                  100               0               0               0               0
    25-Jul-24                   95               0               0               0               0
    25-Jul-25                   87               0               0               0               0
    25-Jul-26                   79               0               0               0               0
    25-Jul-27                   69               0               0               0               0
    25-Jul-28                   59               0               0               0               0
    25-Jul-29                   48               0               0               0               0
    25-Jul-30                   37               0               0               0               0
    25-Jul-31                   21               0               0               0               0
    25-Jul-32                    0               0               0               0               0
    25-Jul-33

       WAL                    25.5            7.11            5.70            4.02            3.47

Principal Window       Dec23-Jul32     Nov06-Feb17     Aug06-Jun14     Aug06-Aug10     Sep06-Jul08

* = less than 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.